OTCQX: TGEN SECOND QUARTER 2021 EARNINGS CALL AUGUST 12, 2021 1

MANAGEMENT Benjamin Locke - CEO Robert Panora – COO and President Abinand Rangesh – CFO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA Tecogen Overview 2Q 2021 Results Earnings Takeaways Q&A 4

Providing resiliency and energy savings with a cleaner environmental footprint 3,000+ Units Shipped 5

DISTRIBUTED GENERATION CLEAN COOLING Chillers with lower operating cost and lower greenhouse gas footprint compared to an equivalent electric chiller EMISSIONS 3rd in number of microgrids installed in North America Near zero NOx and CO emissions systems for gasoline, propane and natural gas engines 6

PRODUCT RUN HOURS DISTRIBUTED GENERATION AND CHILLERS SHIPPED 52,156,1713,000+ KWH GENERATED 1,968,913,337 METRIC TONS OF CO2 SAVED 97,143 FACTS ABOUT US 7

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 8

2Q 2021 RESULTS

Tecogen
Advanced Modular CHP Systems

- **Highlights**
  - Net income of $0.09/share H1 2021
  - Net income of $0.02/share 2Q 2021
  - Cash and equivalents balance of $3.2 million
- **Revenue = $6.1 million**
  - Compared to $7.4 million in 2Q ’20, 17% decrease
  - Products revenue down 35%
  - Service down 1% from lower installation activity, maintenance contract revenue increased 26%
  - Energy production increased 34% due to business resumption
- **Gross Margin of 46% favorably impacted by sales mix and reduced warranty costs**
- **Op Ex = $3.2 million**
  - Reduced OpEx by 7% vs. 2Q’20
- **Net income of $0.4 million**
  - Compared to $0.65 million loss in 2Q’20
  - Favorably impacted by ERC credit of $713k

$ in thousands	2Q'21	2Q'20	YoY Change	%
Revenue				
Products	$ 2,446	$ 3,786	$ (1,340)	
Service	3,328	3,373	(44)	
Energy Production	371	276	95	
Total Revenue	6,145	7,435	(1,290)	**-17.3%**
Gross Profit				
Products	1,055	1,566	(510)	
Service	1,649	1,270	379	
Energy Production	139	70	68	
Total Gross Profit	2,843	2,906	(63)	**-2.2%**
Gross Margin: %				
Products	43.1%	41.4%	2%	
Service	49.5%	37.7%	12%	
Energy Production	37.3%	25.5%	12%	
Total Gross Margin	46.3%	39.1%	7%	
Operating Expenses				
General & administrative	2,438	2,637	(199)	
Selling	581	602	(22)	
Research and development	133	166	(33)	
Total operating expenses	3,152	3,406	(254)	**-7.4%**
Operating profit (loss)	(310)	(500)	190	**38.1%**
Net Income	$ 400	$ (654)	$ 1,054	**161.1%**

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2Q 2021 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization EBITDA favorably impacted by Employee Retention Credit of $713k EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 10 Non-GAAP financial disclosure (in thousands) 2Q 2021 2Q 2020 Net income (loss) attributable to Tecogen Inc. 400$ (654)$ Interest expense, net 6 56 Income tax expense 8 13 Depreciation & amortization, net 117 103 EBITDA 531 (481) Stock based compensation 55 39 Unrealized (gain) loss on marketable securities (19) 79 Adjusted EBITDA* 567$ (363)$

PERFORMANCE BY SEGMENT Product revenue decreased 35% QoQ • Cogeneration sales impacted by COVID-19 • Chiller sales improving • Product backlog improving Service revenue declined 1% QoQ • Installation services down 73% QoQ • Service contracts/parts up 26% QoQ • Services Gross Margin increased to 50% Energy Production increased 34% QoQ • Energy production sites are resuming normal operations Gross Margin 46% 11 2Q Revenue ($ thousands) 2021 2020 YoY Growth Revenue Cogeneration 1,050$ 3,108$ -66% Chiller 1,089 235 364% Engineered accessories 307 443 -31% Total Product Revenue 2,446 3,786 -35% Service Contracts 3,084 2,455 26% Installation Services 244 918 -73% Total Service Revenue 3,328 3,373 -1% Energy Production 371 276 34% Total Revenue 6,145 7,435 -17% Cost of Sales Products 1,391 2,220 -37% Services 1,679 2,103 -20% Energy Production 232 206 13% Total Cost of Sales 3,302 4,529 -27% Gross Profit 2,843 2,906 -2% Net income (loss) 400$ (654)$ Gross Margin Products 43% 41% Services 50% 38% Aggregate Products and Services 47% 40% Energy Production 37% 25% Overall 46% 39% QTD Gross Margin 2021 2020 Target Overall 46% 39% >40%

2Q 2021 EARNINGS TAKEAWAYS Business Segments Recovering from COVID Challenges • Product sales down; Product backlog increased 12% from year end • Service contracts revenue increased 26% QoQ despite COVID setbacks. • Energy production revenues are recovering Stable Cash Position • Quarter-end cash and equivalent balance of $3.2 million Sustainable Corporate Improvements • Reduced OpEx by 7% QoQ • Improved margins in all segments • Operational and manufacturing improvements Current Backlog = $10.4 million • Product backlog = $10.2 million Multi-Family Residential 22% Indoor Growing 25% Other 15% Healthcare 38% Backlog by Customer Type 12

PATHWAY TO GROWTH

2021 TO 2023

Clean Microgrids using **CHP** in combination with other energy technologies including solar and battery

Continued licensing of **Ultera emissions system** to engine manufacturers. We expect to see the release of the first EPA certified near zero emissions fork truck engine with Ultera by mid-2022.

Anticipate Introduction of **Tecochill Air Cooled Chillers** that incorporate the Tecogen hybrid drive technology by Q4 2022. This addresses a gap in our Tecochill offering as air cooled chillers are typically sold in larger volumes compared to water cooled chillers in our size range. We expect further penetration in markets such as indoor cultivation and healthcare where our products offer better savings than competing chillers.

Continue **optimizing operations** with goal to be sustainably EBITDA positive through continued cost controls and additional high margin revenue streams

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Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 14